UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2022

PHOENIX MOTOR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(909) 987-0815

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 7, 2022, Phoenix Motor Inc. (the “Company”) priced its initial public offering (the “IPO”) of 2,100,000 shares of its common stock, par value $0.0004 per share (“Common Stock”), at $7.50 per share. The shares are expected to be listed on The Nasdaq Capital Market and trade under the ticker symbol “PEV” beginning on June 8, 2022.

In addition, the underwriters have 30 days to exercise the over-allotment option to purchase an additional 315,000 shares of Common Stock offered by the Company at the public offering price to cover over-allotments, if any.

The offering is expected to close on June 10, 2022, subject to customary closing conditions.

Prime Number Capital, LLC is acting as the representative of the underwriters. Revere Securities LLC and Westpark Capital, Inc. are acting as co-managers for the offering.

A registration statement on Form S-1 (File No. 333-261384) relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 7, 2022. The offering is being made only by means of a prospectus, copies of which may be obtained by accessing the SEC’s website, www.sec.gov, or from Prime Number Capital, LLC by email at info@pncps.com or via standard mail to Prime Number Capital, LLC, Attn: Prospectus Department, 14 Myrtle Drive, Great Neck, NY 11021.

This 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

On June 7, 2022, the Company issued a press release announcing the pricing of the initial public offering. A copy of the press release, attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated June 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Date: June 8, 2022	By:	/s/ Liang Lance Zhou
Name: Liang Lance Zhou
Title: Chief Executive Officer